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                                                                   Exhibit 10.36

                         COMMON STOCK PURCHASE AGREEMENT

     THIS COMMON STOCK PURCHASE AGREEMENT (the "Agreement") is entered into as of February 13, 2003, by and among NEOSE TECHNOLOGIES, INC., a Delaware corporation (the "Company"), and the purchasers listed on Schedule I hereto (individually a "Purchaser" and, collectively, the "Purchasers").

                                   Background

     A. The Company desires to issue and sell, and the Purchasers desire to purchase, shares of common stock, par value $.01 per share, of the Company ("Common Stock"), for the consideration and upon the terms and conditions hereinafter set forth.

     B. The Company and the Purchasers wish to set forth herein certain agreements regarding their future relationships and their rights and obligations with respect to the Common Stock.

                                      Terms

     NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements hereinafter set forth, the parties hereto agree as follows:

     1.   Sale and Purchase of Common Shares.

          (a) Sale and Purchase. Subject to the terms and conditions hereof, the Company hereby agrees to sell, and the Purchasers, severally and not jointly, hereby agree to purchase, on the date hereof (the "Closing Date") shares of Common Stock (the "Common Shares") at a price per Common Share (the "Share Price") of $6.00. The total purchase price to be paid by each Purchaser is set forth opposite each Purchaser's name as that Purchaser's "Purchase Commitment" on Schedule I hereto. The number of Common Shares to be purchased by a Purchaser shall be equal to the dollar amount of the "Purchase Commitment" set forth opposite the Purchaser's name on Schedule I hereto divided by the Share Price. The total aggregate purchase price to be paid by all of the Purchasers (the "Purchase Price") shall not exceed $17,200,596.

          (b) Closing. The closing shall take place at the offices of Pepper Hamilton LLP, 3000 Two Logan Square, Eighteenth and Arch Streets, Philadelphia, PA 19103-2799.

          (c) Payment of Purchase Price. On the Closing Date, each Purchaser shall pay and deliver to the Company that portion of the Purchase Price set forth opposite such Purchaser's name as that Purchaser's "Purchase Commitment" on Schedule I hereto by wire transfer of immediately available funds.

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          (d)  Delivery of Common Shares. On the Closing Date, against delivery by the applicable Purchaser of that portion of the Purchase Price to be paid by it, the Company shall issue and, within three (3) business days following the Closing Date, deliver to such Purchaser a certificate representing that number of Common Shares to be purchased by each Purchaser on the Closing Date pursuant to Section 1(a), registered in the name of such Purchaser or the designated nominee(s) of such Purchaser.

     2. Representations and Warranties of the Company. The Company hereby represents and warrants as follows:

          (a) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, has full corporate power and corporate authority to own or lease its properties and conduct its business as described in the Company's statements, reports, schedules, forms and other documents filed by the Company with the Securities and Exchange Commission (the "SEC") since January 1, 2002 (the "SEC Documents") and as now being conducted, and is duly qualified as a foreign corporation and in good standing in all jurisdictions in which the character of the property owned or leased or the nature of the business transacted by it makes qualification necessary, except where failure to be so qualified would not have a material adverse effect on the business, properties, financial condition or results of operations of the Company (a "Material Adverse Effect"). The Company has no subsidiaries and has never had any operating subsidiaries.

          (b) The authorized capital of the Company consists of 35,000,000 shares of capital stock, (i) of which 30,000,000 shares are designated Common Stock, of which 14,324,279 shares of Common Stock were outstanding and were duly authorized, validly issued, fully paid and nonassessable on December 31, 2002, and (ii) of which 5,000,000 shares are designated preferred stock, par value $.01 per share, none of which were outstanding on December 31, 2002 or are outstanding on the date hereof. The Company has no other classes of stock authorized or outstanding. As of December 31, 2002, options to purchase 3,827,683 shares of Common Stock were outstanding, and when such options are exercised and the prescribed exercise price paid, the shares of Common Stock issued with respect to such options will be duly authorized, validly issued, fully paid and nonassessable. Except as set forth above and other than (i) 496,542 shares of Common Stock reserved for issuance under the Company's Amended and Restated 1995 Stock Option/Stock Issuance Plan, (ii) 35,163 shares of Common Stock reserved for issuance under the Company's Employee Stock Purchase Plan, and (iii) 499,186 shares of Common Stock reserved for issuance under option grants outside of the Company's Amended and Restated 1995 Stock Option/Stock Issuance Plan, there are as of December 31, 2002, no existing options, warrants, calls, commitments or rights of any character to purchase or otherwise acquire from the Company shares of capital stock of any class, no outstanding securities of the Company that are convertible into shares of capital stock of the Company of any class, and no options, warrants or rights to purchase from the Company any such convertible securities. The Company has no outstanding contractual or other obligation to repurchase, redeem or otherwise acquire any outstanding shares of its capital stock. The issued and outstanding shares of Common Stock have not been issued in violation of any preemptive or other rights of any person, whether arising by statute, under the Second Amended and Restated Certificate of Incorporation (the "Certificate of Incorporation"), the Certificate of Designation establishing and designating the Series A Junior Participating Preferred Stock (the "Certificate of Designation")

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or the Second Amended and Restated Bylaws (the "Bylaws") of the Company or in
any other manner known to the Company. No person or entity is entitled to any preemptive or similar right with respect to the issuance of any capital stock of the Company.

          (c) The Company has full corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. This Agreement has been duly authorized and validly executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company, enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' and contracting parties' rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and except as the indemnification agreements of the Company herein may be legally unenforceable.

          (d) None of the execution and delivery of this Agreement, the issuance and sale of the Common Shares by the Company hereunder, the fulfillment of the terms hereof or the consummation of the transactions contemplated herein, will (i) violate any law, rule, regulation, judgment, injunction, decree, determination, award or order of any court or governmental agency or instrumentality, domestic or foreign, or (ii) conflict with or result in any breach of any of the terms of or constitute a default (with or without the giving of notice or the passage of time or otherwise) under, or result in the termination of or the creation or imposition of any mortgage, lien, security interest or other charge or encumbrance of any nature under the terms of: (A) any material contract or agreement to which the Company is a party or by which the Company or any of the assets and properties of the Company is bound, other than any such conflict, breach or default that would not have a Material Adverse Effect; or (B) the Company's Certificate of Incorporation, Certificate of Designation or Bylaws. None of the execution and delivery of this Agreement, the issuance and sale of the Common Shares by the Company hereunder, the fulfillment of the terms hereof or the consummation of the transactions contemplated herein, requires any consent, approval, order or authorization of, or registration with, or the giving of notice to, any governmental or public body or authority or any other person, except for such notices, consents or approvals which have previously been obtained or which will be obtained on or before the Closing Date and notices and filings that may be required under applicable state and federal securities laws that will be undertaken by the Company after the Closing Date.

          (e) The Common Shares being sold hereunder have been duly authorized, and when issued and paid for in accordance with the terms hereof, will be validly issued, fully paid and nonassessable.

          (f) The Common Stock is registered pursuant to Section 12(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and is listed on The Nasdaq National Market (the "Nasdaq Stock Market"), and the Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act or delisting the Common Stock from the Nasdaq Stock Market.

          (g) Since becoming subject to the periodic reporting requirements of the Exchange Act, the Company has made all required filings pursuant to the rules and regulations promulgated thereunder, and all such filings, as may have been amended, complied in all

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material respects with the Exchange Act and such rules and regulations as of the date filed with the SEC. . None of the SEC Documents, as of their respective dates (as amended through the date hereof), contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. There is, to the best of the Company's knowledge, no fact, other than general biotechnology information or other information which is in the public domain and not specific to the Company or its business, which materially and adversely affects the business, prospects, condition, affairs or operations of the Company or any of its properties or assets which has not been disclosed orally to the Purchasers or in the SEC Documents.

          (h) As of their respective dates, the financial statements of the Company, together with related notes and schedules, included in all of the SEC Documents complied in form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Such financial statements and related notes and schedules have been prepared in accordance with United States generally accepted accounting principles, consistently applied, during the period involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or
(ii) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and its results of operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments).

          (i) The Company is not in violation of its charter, bylaws or other organizational documents, or in violation of any law, administrative regulation, ordinance or order of any court or governmental agency, arbitration panel or authority applicable to the Company, which violation, individually or in the aggregate, would be reasonably likely to have a Material Adverse Effect, and is not in default (and there exists no condition which, with or without the passage of time or giving of notice or otherwise, would constitute a default) in the performance of any bond, debenture, note or any other evidence of indebtedness in any indenture, mortgage, deed of trust or any other agreement or instrument to which the Company is a party or by which the Company is bound or by which the property of the Company is bound, which would be reasonably likely to have a Material Adverse Effect.

          (j) The Company has ownership or license or legal right to use all patent, copyright, trade secret, trademark, customer lists, designs, manufacturing or other processes, computer software, systems, data compilation, research results or other proprietary rights used in the business of the Company and material to the Company (collectively, "Intellectual Property") other than Intellectual Property generally available on commercial terms from other sources. All of such patents, registered trademarks and registered copyrights owned by the Company have been duly registered in, filed in or issued by the United States Patent and Trademark Office, the United States Register of Copyrights or the corresponding offices of other jurisdictions and have been maintained and renewed in accordance with all applicable provisions of law and administrative regulations in the United States and all such jurisdictions, except where the failure to do so would not reasonably be expected to have a Material Adverse Effect. All material licenses or other material agreements under which (i) the Company is granted rights in Intellectual Property, other than Intellectual Property generally available on commercial terms

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from other sources, and (ii) the Company has granted rights to others in
Intellectual Property owned or licensed by the Company, are, to the knowledge of the Company, in full force and effect and, to the knowledge of the Company, there is no material default by the Company thereto. The Company believes it has taken all steps required in accordance with sound business practice and business judgment to establish and preserve its ownership of or rights to all material Intellectual Property. To the knowledge of the Company, the present business, activities and products of the Company do not infringe any intellectual property of any other person, except where such infringement would not have a Material Adverse Effect. Except as described in the SEC Documents, no proceeding charging the Company with infringement of any adversely held Intellectual Property has been filed. To the knowledge of the Company, the Company is not making unauthorized use of any confidential information or trade secrets of any person. Neither the Company nor, to the knowledge of the Company, any of its employees has any agreements or arrangements with any persons other than the Company related to confidential information or trade secrets of such persons other than such agreements that would not materially restrict the Company from conducting its business as currently conducted.

          (k) There is no material legal or governmental proceeding pending or, to the knowledge of the Company, threatened, to which the Company is a party or of which the business or property of the Company is subject that is not disclosed in the Company's SEC Documents under the heading "Legal Proceedings." There are no requests for confidential treatment of information currently pending before the SEC. There is no investigation, inquiry or proceeding by the SEC of or against the Company currently pending, and, to the Company's knowledge, no such investigation, inquiry or proceeding has been threatened.

          (l) Since September 30, 2002, there has not been (i) any Material Adverse Effect, whether or not arising in the ordinary course of business, (ii) any obligation, direct or contingent, that is material to the Company, incurred by the Company, except obligations incurred in the ordinary course of business consistent with past practice, (iii) any dividend or distribution of any kind declared, paid or made on the capital stock of the Company, or (iv) any loss or damage (whether or not insured) to the physical property of the Company which has been sustained which has had a Material Adverse Effect.

          (m) Except as set forth in Schedule 2(m), the Company has good and marketable title to its properties, free and clear of all material security interests, mortgages, pledges, liens, charges, encumbrances and claims of record. The properties of the Company are, in the aggregate, in good repair (reasonable wear and tear excepted), and suitable for their respective uses. To the Company's knowledge, any real property held under lease by the Company is held under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the conduct of the business of the Company. The Company owns or leases all such properties as are necessary to its business or operations as now conducted.

          (n) Except as would not, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect: (i) the Company is in compliance with all applicable Environmental Laws (as defined below), (ii) the Company has all permits, authorizations and approvals required under any applicable Environmental Laws and is in compliance with the requirements of such permits authorizations and approvals, (iii) there are no pending or, to the

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knowledge of the Company, threatened Environmental Claims (as defined below)
against the Company, and (iv) under applicable law, there are no circumstances with respect to any property or operations of the Company that are reasonably likely to form the basis of an Environmental Claim against the Company. For purposes of this Agreement, "Environmental Law" means any United States (or other applicable jurisdiction's) Federal, state, local or municipal statute, law, rule, regulation, ordinance, code, policy or rule of common law and any judicial or administrative interpretation thereof, including any judicial or administrative order, consent decree or judgment, relating to the environment, health, safety or any chemical, material or substance, exposure to which is prohibited, limited or regulated by any governmental authority and "Environmental Claims" means any and all administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigations or proceedings relating in any way to any Environmental Law.

          (o) The Company has filed all material tax returns required to be filed, which returns are true and correct in all material respects, and the Company is not in default in the payment of any taxes, including penalties and interest, assessments, fees and other charges, shown thereon due or otherwise assessed, other than those being contested in good faith and for which adequate reserves have been provided or those currently payable without interest which were payable pursuant to said returns or any assessments with respect thereto.

          (p) The Company has not taken any action outside the ordinary course of business designed to or that might reasonably be expected to cause or result in stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of the Common Shares.

          (q) The Company is not an "investment company" or an "affiliated person" of, or "promoter" or "principal underwriter" for an investment company, within the meaning of the Investment Company Act of 1940, as amended.

          (r) Except as contemplated by Section 4 of this Agreement and except with respect to up to 286,097 shares of Common Stock that may be held by Johnson & Johnson Development Corporation, the Company is not under any obligation to "register" any of its presently outstanding securities or any of its securities which may hereafter be issued. For the purposes of this Agreement, the term "register" refers to a registration effected by filing a registration statement in compliance with the Securities Act (as defined below) or the securities laws of any state.

          (s) The Company is not indebted, either directly or indirectly, to any present or former stockholder, officer or director, or to any of their respective spouses or children or any of their respective Affiliates (as such term is defined in Rule 405 under the 1933 Act), in any amount whatsoever, including, without limitation, any amounts due under any deferred compensation plan, other than for payment of consulting fees or salaries (but not deferred fees or salaries) for services rendered, employee benefits and reasonable expenses incurred on the Company's behalf. Except as disclosed in the SEC document, no present or former officer, director or stockholder of the Company (nor any person in the immediate family of any such officer, director or stockholder) nor any of their respective Affiliates is indebted to the Company or has any material direct or indirect ownership interest in any firm or corporation with which the

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Company is affiliated or with which the Company has a business relationship with the Company or which competes with the Company. To the Company's knowledge, no officer, director or holder of any of its capital stock or any member of their immediate families or any of their respective Affiliates, is, directly or indirectly, interested in any contract with the Company. The Company is not a guarantor or indemnitor of any indebtedness of any person, firm or corporation.

          (t) Except as required by this Agreement and except as disclosed in the SEC Documents, there are no agreements or arrangements between the Company and any of the Company's stockholders, or to the best of the Company's knowledge, between or among any of the Company's stockholders, which grant special rights with respect to any shares of the Company's capital stock or which in any way affect any stockholder's ability or right freely to alienate or vote such shares.

     3. Representations and Warranties of the Purchasers. Each Purchaser for itself, severally and not jointly, hereby represents and warrants as follows:

          (a) Such Purchaser represents and warrants to the Company that (i) the Purchaser has full right, power, authority and capacity to enter into this Agreement and to consummate the transactions contemplated hereby and has taken all necessary action to authorize the execution, delivery and performance of this Agreement, and (ii) this Agreement constitutes a valid and binding obligation of the Purchaser enforceable against the Purchaser in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' and contracting parties' rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and except as the indemnification agreements of the Purchasers herein may be legally unenforceable.

          (b) Such Purchaser understands that nothing in this Agreement or any other materials presented to the Purchaser in connection with the purchase and sale of the Common Shares constitutes legal, tax or investment advice. Such Purchaser has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of Common Shares.

          (c) Such Purchaser is acquiring the Common Shares subscribed for hereunder for its own account as principal, for investment purposes and not with a view to any distribution thereof in violation of the Securities Act of 1933, as amended (the "Securities Act"), or any other securities laws. Such Purchaser further understands and acknowledges that the offer and sale of the Common Shares to the Purchaser pursuant to this Agreement will not be registered under the Securities Act or any foreign or state securities laws on the assumption that the offer and sale of the Common Shares to the Purchasers are exempt from registration pursuant to Section 4(2) of the Securities Act and Regulation D thereunder and that the Company's reliance upon such exemption is predicated upon such Purchaser's representations set forth in the Agreement.

          (d) Such Purchaser is an "accredited investor" within the meaning of Rule 501(a) of Regulation D under the Securities Act, and by virtue of such Purchaser's experience in financial and business matters, is capable of evaluating the merits and risks of such Purchaser's

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investment in the Common Shares, has the ability to bear the economic risks of such an investment, including a complete loss of the investment, and has the capacity to protect the Purchaser's own interests. For purposes of the requirements of state securities laws, such Purchaser represents that it is solely a resident of the state set forth opposite its name on Schedule I hereto and that the offer and purchase of the Common Shares pursuant hereto has and will occur solely in such state.

          (e) Such Purchaser acknowledges that the certificates representing the Common Shares shall bear a legend substantially as set forth below indicating the restrictions on transfers to which the Common Shares are subject, and instructions shall be given to the transfer agent for the Common Stock that no transfer is to be effected except in compliance with such transfer restrictions:

          THE SHARES REPRESENTED BY THIS CERTIFICATE (THE "SECURITIES") HAVE BEEN ISSUED AND SOLD IN RELIANCE UPON EXEMPTIONS FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND APPROPRIATE EXEMPTIONS FROM REGISTRATION UNDER THE SECURITIES LAWS OF APPLICABLE JURISDICTIONS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD OR TRANSFERRED OTHER THAN PURSUANT TO AN EFFECTIVE REGISTRATION OR AN EXEMPTION FROM REGISTRATION SATISFACTORY TO THE ISSUER OF COMPLIANCE WITH THE SECURITIES ACT AND THE APPLICABLE SECURITIES LAWS OF ANY OTHER JURISDICTION. THE ISSUER SHALL BE ENTITLED TO REQUIRE AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO IT WITH RESPECT TO COMPLIANCE WITH THE SECURITIES ACT.

          (f) Because the Common Shares have not been registered under the Securities Act or applicable foreign or state securities laws, such Purchaser acknowledges that the economic risk of the investment must be borne indefinitely by such Purchaser, the Common Shares cannot be sold by the Purchaser unless subsequently registered under the Securities Act and such laws or unless an exemption from such registration is available, and while the Company intends to file a registration statement covering the Common Shares for public resale as set forth in Section 4 below, there is no assurance that the Common Shares will in fact be so registered.

          (g) Such Purchaser hereby acknowledges that the Company has made available to such Purchaser such books, records, corporate documents and all other information as Purchaser has requested and considers necessary to evaluating the merits and risks of an investment in the Common Shares. Each Purchaser acknowledges that it has been afforded the opportunity to ask questions concerning the Company and has received satisfactory answers thereto, to obtain all additional information that it has requested and to request and receive all documents concerning the Company and the terms and conditions of such Purchaser's investment. Such Purchaser acknowledges that it has not been offered the Common Shares by

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any means of general solicitation or advertisement, and that no commission or sales charge is payable by the Purchaser to any third party in connection with the purchase of the Common Shares.

          (h) Such Purchaser recognizes that investment in the Common Shares involves a high degree of risk. In evaluating the suitability of an investment in the Common Shares, such Purchaser has not (i) relied upon any representations or other information (whether oral or written) other than (A) the representations and warranties set forth in this Agreement, (B) the documents and answers to questions furnished to such Purchaser by the Company (or its designated representatives) and (C) the Company' filings made pursuant to the Exchange Act, or (ii) relied upon any projections or predictions as to the future business or financial performance of the Company which the Company has not disclosed to the public. Such Purchaser is aware that no federal or state agency has made any finding or determination as to the fairness of the Common Shares for investment, nor any recommendation or endorsement of the Common Shares.

     4.   Registration Rights.

          (a) Initial Registration. No later than 45 days following the Closing Date, the Company shall prepare and file with the SEC (and such state securities commissions as may be necessary or appropriate to permit the registration of the Common Shares (and any other shares of Common Stock that the Company is required to register) in all 50 states and the District of Columbia) a registration statement on Form S-3 (or such other form as the Company deems appropriate) (the "Registration Statement") to effect the registration under the Securities Act and relevant state securities laws of the Common Shares in connection with the disposition of the Common Shares by the Purchasers, from time to time in the open market, in one or more transactions (which may involve block transactions), in negotiated, underwritten, or other transactions or through a combination of such methods of sale, at market prices prevailing at the time of sale, at prices relating to such prevailing market prices or at negotiated prices. The Company shall use its reasonable best efforts to obtain effectiveness of the Registration Statement as soon as practicable, but in no event later than 120 days following the Closing Date (the "Effectiveness Deadline"), and shall notify the Purchasers promptly upon the Registration Statement being declared effective by the SEC.

          All expenses of the Company associated with the preparation of the Registration Statement and the filing thereof shall be borne by the Company, including the payment of any applicable listing, blue sky compliance and printing fees. The Purchasers shall be responsible for fees and expenses of their own counsel and any broker fees and commissions or underwriting discounts, and transfer taxes, if any, payable with respect to any resale of the Common Shares. In connection with the Registration Statement, but subject to the limitations of Section 4(b) hereof, the Company will prepare and file with the SEC and any state securities commissions such amendments and supplements to the Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective and to comply with the provisions of the Securities Act and Rule 415 thereunder with respect to the disposition of all the Common Shares covered by such Registration Statement. Notwithstanding the foregoing, the Company will only be required to maintain the effectiveness of the Registration Statement with respect to the Common Shares registered thereunder for resale by the Purchasers, until the earlier of (i) such time as all of such Common Shares have been disposed of in accordance with the intended methods of disposition by the Purchasers set forth in such Registration Statement, (ii) such date on which each of the Purchasers may dispose of all of the Common Shares held by it in one transaction in the open market pursuant to Rule 144(k) under the Securities Act, or (iii) two years from the effective date of the Registration Statement.

          The Company shall furnish to each Purchaser such number of copies of the Registration Statement and of each amendment and supplement thereto, such number of copies of the prospectus included in such Registration Statement and such other related documents as such Purchaser may reasonably request in order to facilitate the disposition of the Common Shares by such Purchaser.

          (b) Information from Purchasers. Each Purchaser shall furnish to the Company such information regarding each such Purchaser and its proposed method of distribution of the Common Shares as the Company may from time to time request and as shall be required by law to effect and maintain the registration of such Common Shares under the Securities Act and any state securities laws.

          (c) Agreements of the Company. The Company shall use reasonable efforts to (i) register and qualify the Common Shares under such other securities or "blue sky" laws of such jurisdictions in the United States as the Purchasers shall reasonably request, and (ii) prepare and file in those jurisdictions such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the effectiveness of the Registration Statement; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (A) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 4(c), (B) subject itself to general taxation in any jurisdiction,
(C) file a general consent to service of process in any such jurisdiction, (D) provide any undertakings that cause the Company undue expense or burden, or (E) make any change in its charter or bylaws, which in each case the Company's Board of Directors determines to be contrary to the best interests of the Company and its shareholders.

          (d)  Transfer of Common Shares After Registration; Suspension.

               (i) The Purchaser agrees that it will not effect any disposition of the Common Shares or its right to purchase the Common Shares that would constitute a sale within the meaning of the Securities Act except as contemplated in the Registration Statement referred to in Sections 4(a) and (b) and as described below or as permitted by the Securities Act, and that it will promptly notify the Company of any changes in the information set forth in the Registration Statement regarding the Purchaser or its plan of distribution.

               (ii) Except in the event that paragraph (iii) below applies, the Company shall: (A) if deemed necessary by the Company, prepare and file from time to time with the SEC a post-effective amendment to the Registration Statement or a supplement to the related prospectus or a supplement or amendment to any document incorporated therein by reference or file any other required document so that such Registration Statement will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and so that, as thereafter delivered to purchasers of the Common Shares being sold thereunder, such prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; (B) provide the Purchaser copies of any documents filed pursuant to Section 4(d)(ii)(A); and (C) inform each Purchaser that the Company has complied with its obligations in Section 4(d)(ii)(A) (or that, if the Company has filed a post-effective amendment to the Registration Statement which has not yet been declared effective, the Company will notify the Purchaser to that effect, will use its reasonable efforts to secure the effectiveness of such post-effective amendment as promptly as possible and will promptly notify the Purchaser pursuant to Section 4(d)(ii)(A) hereof when the amendment has become effective).

               (iii) Subject to paragraph (iv) below, in the event: (A) of any request by the SEC or any other federal or state governmental authority during the period of effectiveness of the Registration Statement for amendments or supplements to a Registration Statement or related prospectus or for additional information; (B) of the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose;
(C) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Common Shares for sale in any jurisdiction or the initiation of any proceeding for such purpose; or (D) of any event or circumstance which necessitates the making of any changes in the Registration Statement or prospectus, or any document incorporated or deemed to be incorporated therein by reference, so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or any omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the prospectus, it will not contain any untrue statement of a material fact or any omission to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; then the Company shall immediately deliver a certificate in writing to the Purchaser (the "Suspension Notice") to the effect of the foregoing and, upon receipt of such Suspension Notice, the Purchaser will refrain from selling any Common Shares pursuant to the Registration Statement (a "Suspension") until the Purchaser's receipt of copies of a supplemented or amended prospectus prepared and filed by the Company, or until it is advised in writing by the Company that the current prospectus may be used, and has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in any such prospectus. In the event of any Suspension, the Company will use its best efforts to cause the use of the prospectus so suspended to be resumed as soon as reasonably practicable within 30 calendar days after delivery of a Suspension Notice to the Purchasers. In addition to and without limiting any other remedies (including, without limitation, at law or at equity) available to the Purchaser, the Purchaser shall be entitled to specific performance in the event that the Company fails to comply with the provisions of this Section 4(d)(iii).

               (iv) Notwithstanding the foregoing paragraphs of this 4(d), the Purchaser shall not be prohibited from selling Common Shares under the Registration Statement as a result of Suspensions on more than four occasions of not more than 30 days each in any twelve month period.

               (v) If a Suspension is not then in effect, the Purchaser may sell Common Shares under the Registration Statement, provided that the Purchaser arranges for delivery of a current prospectus to the transferee of such Common Shares. Upon receipt of a request therefor, the Company agrees to provide an adequate number of current prospectuses to the Purchaser and to supply copies to any other parties requiring such prospectuses.

          (e) Failure to Become Effective On or Prior to the Effectiveness Deadline. The Company and the Purchasers agree that the Purchasers will suffer damages if the Registration Statement is not declared effective by the SEC on or prior to the Effectiveness Deadline. The Company and the Purchasers further agree that it would not be feasible to ascertain the extent of such damages with precision. Accordingly, if the Registration Statement is not declared effective by the SEC on or prior to the Effectiveness Deadline, the Company shall pay as liquidated damages for such failure and not as a penalty (the "Liquidated Damages") to each Purchaser an amount equal to one percent (1%) of the total purchase price paid by such Purchaser pursuant to Section 1 hereof for each 30 day period after the Effectiveness Deadline, pro rated for any period less than 30 days, following the Effectiveness Deadline until the Registration Statement has been declared effective by the SEC. Payments to be made pursuant to this
Section 4(e) shall be due and payable in cash to a Purchaser immediately upon demand of such Purchaser. The parties agree that the Liquidated Damages represent a reasonable estimate on the part of the parties, as of the date of this Agreement, of the amount of damages that may be incurred by the Purchasers if the Registration Statement has not been declared effective by the SEC on or prior to the Effectiveness Deadline.

          (f)  Indemnification.

               (i) To the extent permitted by law, the Company will indemnify each Purchaser and each person (including each officer, director or partner thereof) who controls the Purchaser within the meaning of Section 15 of the Securities Act with respect to which any registration statement under the Securities Act has been filed and become effective pursuant to this Agreement, against all claims, losses, expenses, damages and liabilities (or actions in respect thereto) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any definitive prospectus contained in any registration statement, as may be amended or supplemented, covering the Common Shares for resale, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading and for any material misrepresentation or breach of any representation or warranty given or made by the Company in this Agreement, and will reimburse each such Purchaser and each person (including each officer, director or partner thereof) who controls the Purchaser within the meaning of Section 15 of the Securities Act for any reasonable legal and any other expenses incurred in connection with investigating, defending or settling any such claim, loss, damage, liability or action, provided that (A) such legal and other expenses shall be limited to not more than one legal counsel for the Purchasers and each person (including each officer, director or partner thereof) who controls the Purchaser within the meaning of Section 15 of the Securities Act, and (B) the Company will not be liable in any such case to the extent that
(x) any such claim, loss, damage or liability arises out of or is based on any untrue statement (or alleged untrue statement) or omission (or alleged omission) based upon written information furnished to the Company by such Purchaser specifically for use in such prospectus, or (y) the

Purchaser or its representative fail to deliver a copy of the definitive prospectus contained in any such registration statement, as may be amended or supplemented, to the buyer of any Common Shares.

               (ii) To the extent permitted by law, each Purchaser will indemnify the Company and each person (including each officer and director thereof) who controls the Company within the meaning of Section 15 the Securities Act, and each other such Purchaser and each person (including each officer, director and partner thereof) who controls the Purchaser within the meaning of Section 15 of the Securities Act against all claims, losses, expenses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such prospectus, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and will reimburse the Company, such Purchaser and each person (including directors, officers or partners thereof) who controls the Company or such Purchaser within the meaning of Section 15 of the Securities Act for any reasonable legal or any other expenses incurred in connection with investigating, defending or settling any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such prospectus in reliance upon and in conformity with written information furnished to the Company by such Purchaser specifically for use therein.

               (iii) Each party entitled to indemnification under this Section 4(f) (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld), and the Indemnified Party may participate in such defense at such party's expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations hereunder, unless such failure prejudiced the rights of the Indemnifying Party. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

               (iv) In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which any person or entity entitled to indemnification under Section 4(f) makes a claim for indemnification pursuant to this Section 4(f) but it is judicially determined (by entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 4(f) provides for indemnification in such case; then, and in such case, the party that would otherwise be required to indemnify under Section 4(f) will contribute to the aggregate losses, claims, damages or liabilities to which the other parties may be subject (after contribution from others) in such proportion as is appropriate to reflect the relative fault of the parties in connection with the losses suffered, as well as any other relevant equitable considerations.

          (g) Rule 144. The Company covenants that it will file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder in a timely manner in accordance with the requirements of the Securities Act and the Exchange Act and, for so long as any Common Shares may not be sold under Rule 144(k) under the Securities Act. The Company further covenants that it will use its reasonable best efforts to take such further action as any Purchaser may reasonably request, all to the extent required from time to time to enable such holder to sell Common Shares without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 under the Securities Act, as such rule may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the SEC.

          (h) The Company has not, as of the date hereof, and the Company shall not, after the date of this Agreement, enter into any agreement with respect to any of its securities that is inconsistent with the rights granted to the Purchasers under this Agreement or otherwise conflicts with the provisions hereof.

     5. Information Rights. At such time as the Company is not subject to the reporting requirements of the Exchange Act, and so long as the aggregate number of Common Shares then beneficially owned (as determined pursuant to Rule 13d-3 under the Exchange Act) by a Purchaser is not less than 50% of the sum of the initial number of Common Shares purchased by such Purchaser hereunder, the Company shall deliver the following to such Purchaser:

          (a) As soon as available, and in any event within 45 days after the end of each of the first three quarters in each fiscal year of the Company, unaudited consolidated statements of income, cash flows and shareholders' equity for such quarterly period and for the period from the beginning of the then current fiscal year to the end of such quarterly period, and an unaudited consolidated balance sheet of the Company as at the end of such quarterly period, in each case setting forth in comparative form consolidated figures for the corresponding periods in the preceding fiscal year, all in reasonable detail, prepared by the Company in accordance with generally accepted accounting principles consistently followed throughout the periods involved, subject to normal year-end adjustments, and certified by the principal financial officer of the Company and accompanied by a written discussion of operations in summary form with respect to such quarterly period.

          (b) As soon as available, and in any event within 90 days after the end of each fiscal year of the Company, consolidated statements of income, cash flows and shareholders' equity for such fiscal year, and a consolidated balance sheet of the Company as at the end of such year, in each case setting forth in comparative form consolidated figures for the preceding fiscal year, prepared by the Company in accordance with generally accepted accounting principles consistently followed throughout the periods involved, and certified by KPMG LLP or another nationally recognized firm of independent public accountants, and accompanied by a written discussion of operations in summary form with respect to such fiscal year.

     6. Notices. All notices, demands, requests, or other communications which may be or are required to be given, served, or sent by any party to any other party pursuant to this Agreement shall be in writing and shall be mailed by first-class, registered or certified mail, return receipt requested, postage prepaid, or transmitted by hand delivery, overnight or express mail, facsimile, telegram or telex, addressed as follows:

               If to the Company:

               Neose Technologies, Inc.
               102 Witmer Road
               Horsham, Pennsylvania 19044
               Fax No.: (215) 315-9100
               Attention:   C. Boyd Clarke
                            President and Chief Executive Officer

               with copies (which shall not constitute notice) to:

               Neose Technologies, Inc.
               102 Witmer Road
               Horsham, Pennsylvania 19044
               Fax No.: (215) 315-9100
               Attention:   General Counsel

               and

               Pepper Hamilton LLP
               3000 Two Logan Square
               Eighteenth and Arch Streets
               Philadelphia, PA 19103-2799
               Attention: Barry M. Abelson, Esq.

               If to Purchasers:

               The address listed under each Purchaser's name on Schedule I hereto.

Each party may designate by notice in writing a new address to which any notice, demand, request or communication may thereafter be so given, served or sent. Each notice, demand, request, or communication which shall be mailed, delivered or transmitted in the manner described above shall be deemed sufficiently given, served, sent and received for all purposes at such time as it is delivered to the addressee (with the return receipt, the delivery receipt, the affidavit of messenger or (with respect to a facsimile or telex) the answer back being deemed conclusive evidence of such delivery) or at such time as delivery is refused by the addressee upon presentation.

     7. Publicity. The Company and the Purchasers shall notify each other prior to issuing any press releases or otherwise making any news release or other public announcement with respect to the transactions contemplated hereby, other than as required in connection with any filings with any federal or state governmental or regulatory agency with respect thereto, and in no event will the Purchasers issue any such release or make any such public announcement without the prior approval of the Company. Notwithstanding the foregoing, the Purchasers hereby agree that the Company may issue a press release with regard to the subject matter of this Agreement on or after the Closing Date without providing the Purchasers with the notification required by this Section 7.

     8. Legal Opinion of Company Counsel. On or before the Closing Date, the Company shall deliver to each Purchaser an opinion of Pepper Hamilton LLP, counsel to the Company, in form attached hereto as Exhibit A.

     9.   Miscellaneous.

          (a) This Agreement constitutes the entire agreement between the parties hereto with respect to the transactions contemplated herein, and the Agreement supersedes and terminates all prior oral or written agreements, commitments or understandings with respect to the matters provided for herein.

          (b) No amendment or modification hereof shall be binding unless set forth in writing and duly executed by the Company and Purchasers holding a majority of the Common Shares purchased hereunder. This Agreement and the rights and obligations of the parties hereunder may not be assigned without the prior written consent of the other parties hereto. Whenever any action, waiver or consent of Purchasers hereunder (collectively, "Action") is required or permitted to be done, made or given by a majority of the Purchasers, such Action shall have been duly approved in accordance with the terms of this Agreement, if the Purchasers holding a majority of Common Shares acquired under this Agreement consent to or approve such Action.

          (c) The representations or warranties of the Purchasers and the Company contained herein shall survive the execution and delivery of this Agreement and consummation of the transactions contemplated hereby.

          (d) Each of the Purchasers and the Company agrees to take such further actions and to execute and deliver such further instruments as may reasonably be necessary from time to time in order to fully effectuate the purposes, terms and conditions of this Agreement.

          (e) For purposes of this Agreement, the term "business day" shall mean any day other than a Saturday, Sunday or a day on which banking institutions in the Commonwealth of Pennsylvania are authorized or obligated by law or executive order to close. For purposes of this Agreement, the term "trading day" shall mean any day on which the Nasdaq Stock Market or the principal securities exchange or quotation system on which the Common Stock is traded is open for regular trading. For the purposes of this Agreement, the phrase "to the knowledge of the Company" or "to the Company's knowledge" shall mean to the actual knowledge of any of the persons holding the following executive offices of the Company: President and Chief Executive Officer; Senior Vice President and Chief Financial Officer; Vice President, Finance; Senior Vice President, General Counsel and Secretary; Senior Vice President, Pharmaceutical

Development; Executive Vice President, Research and Development; Senior Vice President, Business and Commercial Development; and Vice President, Regulatory and Project Management.

          (f) This Agreement shall be enforced, governed and construed in accordance with the laws of the Commonwealth of Pennsylvania. The parties hereby expressly agree that all claims in respect of this Agreement shall be brought in the state and federal courts of the Commonwealth of Pennsylvania, the parties hereby irrevocably submit to the jurisdiction of such courts for purposes of any such action and the parties hereby expressly waive the right to a jury trial in connection with any such action. The Purchasers acknowledge that any breach or threatened breach by a Purchaser of the terms of this Agreement would cause irreparable harm to the Company which would not be compensable by money damages alone, and the Purchasers agree that the Company shall have the right to enforce this Agreement and any such terms by injunction, specific performance or other equitable relief in order to prevent or restrain any such breach by a Purchaser.

          (g) This Agreement and the rights, power and duties set forth herein shall be binding upon the Purchasers and the Company, their successors and assigns, and shall inure to the benefit of the Company and the Purchasers, respectively. Failure of the Purchasers or the Company to exercise any right or remedy under this Agreement, or a delay by the Purchasers or the Company in exercising the same, will not operate as a waiver thereof. No waiver by the Purchasers or the Company will be effective unless and until it is in writing and signed by the party whose consent is required by the terms hereof.

          (h) It is the explicit intention of the parties hereto that no person or entity other than the parties hereto is or shall be entitled to bring any action to enforce any provision of this Agreement against any of the parties hereto, and that the covenants, undertakings and agreements set forth in this Agreement shall be solely for the benefit of, and shall be enforceable only by, the parties hereto or their respective successors and assigns as permitted hereunder.

          (i) If any provision or clause of this Agreement shall for any reason be held to be invalid, illegal or unenforceable, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement, but this Agreement shall be construed as if such provision or clause had never been contained in the Agreement, and there shall be deemed substituted therefor such other provision or clause as will most nearly accomplish the intent of the parties as expressed in this Agreement to the fullest extent permitted by law.

          (j) This Agreement may be executed in two or more counterparts, each of which shall be deemed an original or a photocopy or facsimile of an original and all of which together shall constitute one and the same document.

          IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement, or have caused this Agreement to be executed, as of the date written below.

Date:  February 13, 2003



NEOSE TECHNOLOGIES, INC.


By: /s/ C. Boyd Clarke
   -------------------
   Name:  C. Boyd Clarke
   Title: CEO

PURCHASERS:

BLACK BEAR FUND I, L.P., a California limited partnership
By Eastbourne Capital Management, L.L.C., its general partner


By: /s/ Eric M. Sippel
   -------------------
       Eric M. Sippel
       Chief Operating Officer

BLACK BEAR FUND II, L.L.C., a California limited liability company By Eastbourne Capital Management, L.L.C., its manager


By: /s/ Eric M. Sippel
   -------------------
       Eric M. Sippel
       Chief Operating Officer

BLACK BEAR OFFSHORE MASTER FUND LIMITED, a Cayman Islands exempted company By Eastbourne Capital Management, L.L.C., its manager


By: /s/ Eric M. Sippel
   -------------------
       Eric M. Sippel
       Chief Operating Officer

CADUCEUS CAPITAL TRUST
By Sven H. Borho, General Partner of the General Partner

By: /s/Sven H. Borho
   -----------------
        Sven H. Borho
        General Partner

CADUCEUS CAPITAL II, L.P.
By Sven H. Borho, General Partner of the General Partner

By: /s/Sven H. Borho
   -----------------
        Sven H. Borho
        General Partner

PW EUCALYPTUS FUND, L.L.C.
By Sven H. Borho, General Partner of the JV Partner

By: /s/Sven H. Borho
   -----------------
        Sven H. Borho
        General Partner


PW EUCALYPTUS FUND, LTD.
By Sven H. Borho, General Partner of the JV Partner

By: /s/Sven H. Borho
   -----------------
        Sven H. Borho
        General Partner

George W. Haywood

By: /s/ George W. Haywood
   ----------------------
        George W. Haywood
        Private Investor

DOMAIN PARTNERS V, L.P.
By:    One Palmer Square Associates V, L.L.C.,
       its General Partner

By: /s/Kathleen K. Schoemaker
   --------------------------
       Kathleen K. Schoemaker
       Managing Member

DP V ASSOCIATES, L.P.
By:    One Palmer Square Associates V, L.L.C.
       its General Partner

By: /s/Kathleen K. Schoemaker
   --------------------------
       Kathleen K. Schoemaker
       Managing Member

BAYSTAR CAPITAL II, LP

By: /s/ Steven M. LaMar
   --------------------
        Steven M. LaMar
        Chief Financial Officer


BAYSTAR INTERNATIONAL II LTD.

By: /s/ Steven M. LaMar
   --------------------
        Steven M. LaMar
        Chief Financial Officer

ROYAL BANK OF CANADA
By:  RBC DOMINION SECURITIES CORPORATION, acting as agent

By: /s/ Steven C. Milke
   --------------------
        Name:  Steven C. Milke
        Title: Managing Director

By: /s/ Richard J. Tavoso
   ----------------------
        Name:  Richard J. Tavoso
        Title: Managing Director

KOPP EMERGING GROWTH FUND
By:     Kopp Investment Advisors, Inc.
Its:    Investment Manager

By: /s/ Steven F. Crowley
   ----------------------
        Name:   Steven F. Crowley
        Title:  Senior Vice President

                                   SCHEDULE I

-------------------------------------------------------------------------------------------------------------------
      Name and Address of                       Purchase Commitment                     State of Residence
                                                -------------------                     ------------------
          Purchaser
          ---------
-------------------------------------------------------------------------------------------------------------------
Black Bear Fund I, L.P.                         $  593,568                          California
c/o Eastbourne Capital Management, L.L.C.
1101 Fifth Avenue, Suite 160
San Rafael, CA 94901
-------------------------------------------------------------------------------------------------------------------
Black Bear Fund II, L.L.C.                      $   98,580                          California
c/o Eastbourne Capital Management, L.L.C.
1101 Fifth Avenue, Suite 160
San Rafael, CA 94901
-------------------------------------------------------------------------------------------------------------------
Black Bear Offshore Master Fund Limited         $1,807,848                          Cayman Islands
c/o Eastbourne Capital Management, L.L.C.
1101 Fifth Avenue, Suite 160
San Rafael, CA 94901
-------------------------------------------------------------------------------------------------------------------
Caduceus Capital Trust                          $  734,500                          British Virgin Islands
c/o OrbiMed Advisors LLC
767 Third Avenue, 30/th/ Floor
New York, NY 10017
Attn:  Andrew Kanarek
-------------------------------------------------------------------------------------------------------------------
Caduceus Capital II, L.P.                       $  357,500                          Delaware
c/o OrbiMed Advisors LLC
767 Third Avenue, 30/th/ Floor
New York, NY 10017
Attn:  Andrew Kanarek
-------------------------------------------------------------------------------------------------------------------
PW Eucalyptus Fund, L.L.C.                      $  806,000                          Delaware
c/o OrbiMed Advisors LLC
767 Third Avenue, 30/th/ Floor
New York, NY 10017
Attn:  Andrew Kanarek
-------------------------------------------------------------------------------------------------------------------
PW Eucalyptus Fund, Ltd.                        $  104,000                          Cayman Islands
c/o OrbiMed Advisors LLC
767 Third Avenue, 30/th/ Floor
New York, NY 10017
Attn:  Andrew Kanarek
-------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------
      Name and Address of                       Purchase Commitment                     State of Residence
                                                -------------------                     ------------------
          Purchaser
          ---------
-------------------------------------------------------------------------------------------------------------------
George W. Haywood                              $ 1,000,000                          New York
c/o Cronin & Vris, LLP
380 Madison Avenue, 27/th/ Floor
New York, NY 10017
-------------------------------------------------------------------------------------------------------------------
Domain Partners V, L.P.                        $ 5,567,088                          Delaware
One Palmer Square
Suite 515
Princeton, NJ 08542
-------------------------------------------------------------------------------------------------------------------
DP V Associates, L.P.                          $   131,508                          Delaware
One Palmer Square
Suite 515
Princeton, NJ 08542
-------------------------------------------------------------------------------------------------------------------
Royal Bank of Canada                           $ 2,500,000                          New York
c/o RBC Dominion Securities Corporation
1 Liberty Plaza
165 Broadway
New York, NY 10006
-------------------------------------------------------------------------------------------------------------------
BayStar Capital II, LP                         $ 1,350,000                          Delaware
80 East Sir Francis Drake Blvd.,
Suite 2B
Larkspur, CA 94939
-------------------------------------------------------------------------------------------------------------------
BayStar International II Ltd                   $   150,000                          British Virgin Islands
80 East Sir Francis Drake Blvd.,
Suite 2B
Larkspur, CA 94939
-------------------------------------------------------------------------------------------------------------------
Kopp Emerging Growth Fund                      $ 2,000,000                          Minnesota
c/o Kopp Investment Advisors
7701 France Avenue South,
Suite 5000
Edina, MN 55435
-------------------------------------------------------------------------------------------------------------------
TOTAL                                          $17,200,592
-------------------------------------------------------------------------------------------------------------------

                                  SCHEDULE 2(m)

     Montgomery County (Pennsylvania) Industrial Development Authority Bonds

     In 1997, we issued, through the Montgomery County (Pennsylvania) Industrial Development Authority, $9.4 million of taxable and tax-exempt bonds. The bonds are supported by an AA-rated letter of credit, and a reimbursement agreement between our bank and the letter of credit issuer. The interest rate on the bonds will vary weekly, depending on market rates for AA-rated taxable and tax-exempt obligations, respectively.

     The terms of the bond issuance provide for monthly, interest-only payments and a single repayment of principal at the end of the twenty-year life of the bonds. However, under our agreement with our bank, we are making monthly payments to an escrow account to provide for an annual prepayment of principal.

     To provide credit support for this arrangement, we have given a first mortgage on land, building, improvements, and certain machinery and equipment to our bank. We have also agreed to maintain a minimum required cash and short-term investments balance of at least two times the current loan balance. If we fail to comply with this covenant, we are required to deposit with the lender cash collateral up to, but not more than, the unpaid balance of the loan, which was $5.1 million as of December 31, 2002.

  Equipment Financings

     During 2002, we borrowed an aggregate of $2.3 million to finance the purchase of laboratory equipment. The terms of the financings are as follows:

          . 8% Equipment Loan. We borrowed $2.2 million at an annual interest rate of 8%, secured by laboratory equipment. We are committed to make monthly principal and interest payments over a three-year period ending February 2006.
          . 6.2% Equipment Loan. We borrowed $0.1 million at an annual interest rate of 6.2%, secured by computer equipment. We are committed to make monthly principal and interest payments over a three-year period ending November 2005.

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

                                    EXHIBIT A

                              FORM OF LEGAL OPINION

     (i) The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware. The Company has the corporate power and corporate authority to enter into, execute, deliver and perform the Agreement.

     (ii) The Agreement has been duly authorized, executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except that we express no opinion as to the validity or enforceability of the indemnification and contribution provisions of the Agreement.

     (iii) The execution and delivery by the Company of the Agreement, the performance by the Company of its obligations thereunder and the issuance, sale and delivery of the Common Shares will not (a) violate any provision of any law applicable to the Company or the Certificate of Incorporation, the Certificate of Designation or the Bylaws of the Company, or (b) violate any law, rule, regulation, judgment, injunction, decree, determination, award or order of any court or governmental agency or instrumentality.

     (iv) The Common Shares have been duly authorized, and when issued, delivered and paid for in accordance with the terms of the Agreement, will be validly issued, fully paid and nonassessable. To our knowledge, the Common Shares are free of preemptive or similar rights restricting the transfer of the Common Shares or entitling any person to acquire the Common Shares from the Company.

     (v) Assuming the accuracy and completeness of all representations and warranties made by the Purchasers under the Agreement, the sale and issuance of the Common Shares are exempt from the registration requirements of Section 5 of the Securities Act of 1933, as amended, subject to the filing of a Form D pursuant to Regulation D as promulgated by the Securities and Exchange Commission.

     (vi) The Company is not an "investment company" within the meaning of such term under the Investment Company Act of 1940, as amended, and the rules and regulations promulgated thereunder.

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